Supplement to the
Fidelity® Tax Managed Stock Fund
December 30, 2008
Prospectus

At its January 2009 meeting, the Board of Trustees of Fidelity Tax Managed Stock Fund approved removal of the redemption fee on shares held less than two years effective no later than March 2, 2009. The redemption fee will not be imposed on any shares redeemed from accounts held directly with Fidelity beginning February 2, 2009. If you redeem fund shares through an intermediary prior to March 2, 2009, you should contact your intermediary for more information on whether the redemption fee will be imposed on the shares you redeem.

TMG-09-01 February 2, 2009
1.759069.110